Exhibit 10.9

EXECUTION COPY

EXHIBIT H

LU RESTRICTIVE COVENANT AGREEMENT

THIS LU RESTRICTIVE COVENANT AGREEMENT (as may be amended or modified from time to time, this “Agreement”) is made and entered into as of November 12, 2018, by and between InvaGen Pharmaceuticals Inc., a New York corporation (“Buyer”) and Lucy Lu, M.D. (“Dr. Lu”).

WHEREAS, Avenue Therapeutics, Inc., a Delaware corporation (the “Company”), Madison Pharmaceuticals, Inc., and Buyer have entered into that certain Stock Purchase and Merger Agreement, dated as of the date hereof (the “SPMA”); and

WHEREAS, Dr. Lu is receiving a substantial economic benefit from the transactions contemplated by the SPMA, and Buyer would not have entered into the SPMA without the execution and delivery by Dr. Lu of this Agreement.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.            Definitions. Capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed to them in the SPMA.

2.            Restrictive Covenants.

(a)           For a period commencing on the date hereof and ending on the earlier of (i) (x) the termination of the SPMA in accordance with its terms if at the time of such termination the First Stage Closing has not occurred or (y) the date that is five years after the termination of the SPMA in accordance with its terms if at the time of such termination the First Stage Closing has occurred and (ii) five years after the Second Stage Closing Date (such period, the “Term”), Dr. Lu shall not (and shall cause her Affiliates not to), on her own or through any other Person, engage or participate in, or render services to (whether as owner, operator, member, stockholder, manager, consultant, strategic partner, employee or otherwise) any Person engaged in, the business of hospital administered pain management anywhere in the world other than Canada, Central America or South America (a “Competing Business”), including licensing, acquiring or seeking to develop Intellectual Property relating in any manner to hospital administered pain management, including by means of a collaboration agreement, partnership, joint venture, or other investment, or through sponsorship, management, research or development arrangements. During the Term, Dr. Lu shall not (and Dr. Lu shall cause her Affiliates not to), directly or indirectly, use or transfer to another Person, or facilitate the use or transfer by or to another Person, of any Investigational New Drug, NDA, “regulatory documents”, “essential documents” or any amendments thereto, any data or information contained in the files submitted to the FDA, or any other information or data, in each case, related to the Product or improvements thereon.

(b)           During the Term, Dr. Lu shall not (and shall cause her Affiliates not to), directly or indirectly, (i) solicit for employment, recruit or hire, either as an employee or a consultant, any employee, consultant or independent contractor of the Company or Buyer or any of their respective Affiliates who was an employee, consultant or independent contractor of the Company or Buyer or any of their respective Affiliates as of the date of this Agreement or at any time thereafter and prior to the expiration of the Term to become an employee or consultant of, or otherwise provide services to, Dr. Lu, her Affiliates, or any entity to which she or any of them provide services, except, solely from and after the earlier of the Second Stage Closing and the termination of the SPMA, where such action with regard to any person set forth on Schedule 1 would not constitute a breach of Section 2(a) above, (ii) interfere or attempt to interfere with any transaction, agreement, prospective agreement, business opportunity or business relationship relating to the Product in which the Company or Buyer or any of their respective Affiliates is involved in as of the date of this Agreement or at any time thereafter and prior to the expiration of the Term or (iii) otherwise engage or participate in any effort or act to induce any Person to discontinue a relationship with the Company or Buyer or any of their respective Affiliates.

(c)           Dr. Lu shall (and shall cause her Affiliates and Representatives to), keep confidential and not disclose to any other Person or use any information, technology, know-how, trade secrets, product formulas, industrial designs, franchises, inventions or other industrial and intellectual property in her possession or control regarding the Company or its businesses (unless and to the extent compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other Legal Requirements). The obligations of Dr. Lu under this Section 2(c) shall not apply to information that (i) is obtained from public information, (ii) is received from a third party after the date hereof not, to the actual knowledge of Dr. Lu after reasonable investigation, subject to any obligation of confidentiality with respect to such information, or (iii) is or becomes known to the public, other than through a breach of this Agreement.

3.            Representations and Warranties. Dr. Lu represents and warrants to Buyer as follows:

(a)           Dr. Lu has read and understands the terms of this Agreement and agrees to be bound by its terms and conditions.

(b)           Dr. Lu has the requisite legal capacity to enter into and perform this Agreement.

(c)           This Agreement has been duly executed and delivered by Dr. Lu, and this Agreement constitutes the valid and binding agreement of Dr. Lu enforceable against her in accordance with its terms.

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(d)           The execution or delivery by Dr. Lu of this Agreement or the performance by Dr. Lu of her obligations under this Agreement will not (i) result in any breach of, require (with or without notice or lapse of time or both) any payment, consent or notice or constitute a default (or give rise to any right of purchase, termination, amendment, acceleration or cancellation) under any Contract or order or judgment to which Dr. Lu is a party or by which she or her assets are bound, (ii) result in the creation of an Encumbrance, or (iii) violate any applicable Legal Requirement, other than, in each case, such breaches, defaults or violations that have not had, or are not reasonably likely to have, a material adverse effect on the ability of Dr. Lu to perform her obligations under or to consummate the transactions contemplated by this Agreement.

4.            Remedies. Buyer and Dr. Lu acknowledge and agree that the remedies at law for any breach by Dr. Lu of any of the covenants or provisions of this Agreement are inadequate, and that Buyer shall be entitled to an injunction, specific performance or other equitable relief against Dr. Lu in the event of any breach. Dr. Lu agrees to reimburse Buyer any and all fees, costs and expenses (including reasonable attorneys’ fees) incurred for purposes of enforcing this Agreement in the event such enforcement is either consented to by Dr. Lu or ordered by a court of competent jurisdiction. Without limiting the foregoing, in the event of a breach or threatened breach by Dr. Lu of the terms of this Agreement, Buyer shall be entitled, if it so elects, to: (a) have the provisions of this Agreement specifically enforced by any court having equity jurisdiction or to enjoin Dr. Lu from any further violation of this Agreement; (b) require Dr. Lu to account for and pay over to Buyer all compensation, profits, monies, accruals, increments or other benefits derived or received by Dr. Lu as the result of any transactions constituting a breach of this Agreement, and Dr. Lu hereby agrees to promptly account for and pay over such benefits to Buyer; and (c) institute legal proceedings to obtain other monetary damages for any such breach. Without limiting the foregoing, Buyer shall be entitled to set-off any amount owed by Dr. Lu under this Agreement as a result of her breach hereof against any amount owed to Dr. Lu or any of its Affiliates under the SPMA or any Ancillary Agreement. Each of the rights and remedies enumerated above shall be independent of the others, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to Buyer at law or in equity.

5.            Severability. In the event that any of the covenants or provisions of Section 2 hereof may be determined to be invalid, illegal or unenforceable by a court of competent jurisdiction in a final non-appealable judgment or order as a result of any time or scope (geographic or otherwise) limitations provided therein, Buyer and Dr. Lu expressly agree that such covenants and provisions shall be effective nevertheless for the greatest period of time and within the greatest scope (geographic or otherwise) that would not render them invalid, illegal or unenforceable, and in such event Dr. Lu hereby consents that such provisions may be judicially modified accordingly in any proceeding brought to enforce the provisions of Section 2 hereof. Any other covenant or provision of this Agreement that may be determined to be invalid, illegal or unenforceable shall be ineffective only to the extent of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable any remaining provisions of this Agreement.

6.            Tolling Period. The obligations contained in Section 2 hereof shall be extended by any length of time during which Dr. Lu is or was in breach of any such obligations.

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7.            Acknowledgments. Dr. Lu hereby acknowledges and agrees that (a) this Agreement (including the time, scope (geographic or otherwise) or any other limitations provided in Section 2 hereof) is reasonable and necessary for the protection of the immediate interests of Buyer, and that any violation of this Agreement would cause substantial injury to Buyer and that Buyer would not have entered into the SPMA, this Agreement and the other Ancillary Agreements without receiving the additional consideration offered by Dr. Lu in binding herself to this Agreement; (b) the scope of this Agreement, in terms of duration, geographic area, activities restricted and otherwise, is reasonable; and (c) Dr. Lu has had a reasonable opportunity to have this Agreement reviewed by legal counsel.

8.            Miscellaneous.

(a)           Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersedes any and all prior agreements, negotiations, correspondence, undertakings, understandings and communications of the parties hereto with respect to the subject matter of this Agreement.

(b)           Transaction Costs. Except as otherwise provided herein, the parties to this Agreement will pay their own costs and expenses (including legal, accounting and other fees) relating to this Agreement.

(c)           Modifications. Any amendment or modification to this Agreement, including this undertaking itself, shall only be valid if effected by an instrument or instruments in writing and shall be effective against each of the parties hereto that has signed such instrument or instruments. The parties agree that they jointly negotiated and prepared this Agreement and that this Agreement will not be construed against any party on the grounds that such party prepared or drafted the same.

(d)           Notices. Notices will be deemed to have been received (a) upon receipt of a registered letter, (b) three Business Days following proper deposit with an internationally recognized express overnight delivery service, or (c) in the case of transmission by email, as of the date so transmitted (or if so transmitted after normal business hours at the place of the recipient, on the Business Day following such transmission):

If to Dr. Lu:

Lucy Lu, M.D.

455 Main Street, #4F

New York, NY 10044

Email: llu@avenuetx.com

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If to Buyer:

InvaGen Pharmaceuticals Inc.

Site B, 7 Oser Ave.

Hauppauge, NY 11788

c/o A.S. Kumar, Esq.

Global General Counsel

Cipla Ltd.

Cipla House, Peninsula Business Park,

Ganapatrao Kadam Marg, Lower Parel West,

Mumbai, Maharashtra 400013, India

Email: as.kumar@cipla.com and cosecretary@cipla.com

With a copy (which shall not constitute notice) to:

InvaGen Pharmaceuticals Inc.

Site B, 7 Oser Ave.

Hauppauge, NY 11788

c/o

Nishant Saxena

Global Chief Strategy Officer

Cipla Ltd.

Cipla House, Peninsula Business Park,

Ganapatrao Kadam Marg, Lower Parel West,

Mumbai, Maharashtra 400013, India

Email: nishant.saxena@cipla.com

With a copy (which shall not constitute notice) to:

Hughes Hubbard & Reed LLP

One Battery Park Plaza

New York, NY 10004-1482

Attn: Kenneth A. Lefkowitz

Email: ken.lefkowitz@hugheshubbard.com

or to such other address as may be hereafter communicated in writing by the parties in a notice given in accordance with this Section 8(d), which address shall then apply to the respective notice provisions of the SPMA and all other Ancillary Agreements.

(e)           Public Announcements. Except as required by Legal Requirements or by the requirements of any stock exchange on which the securities of a party hereto or any of its Affiliates are listed, no party to this Agreement will make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media with respect to the foregoing without prior notification to the other parties, and the parties to this Agreement will consult with each other and cooperate as to the form, timing and contents of any such press release, public announcement or disclosure.

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(f)            Severability. Each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Legal Requirements, but if any provision of this Agreement is found to be unenforceable or invalid under applicable Legal Requirements, such provision will be ineffective only to the extent of such unenforceability or invalidity, and the parties will negotiate in good faith to modify this Agreement so that the unenforceable or invalid provision is replaced by such valid and enforceable provision which the parties consider, in good faith, to match as closely as possible the invalid or unenforceable provision and to achieve the same or a similar economic effect and to give effect to the parties’ original intent. The remaining provisions of this Agreement will continue to be binding and in full force and effect.

(g)           Assignment. No party hereto may assign, in whole or in part, or delegate all or any part of its rights, interests or obligations under this Agreement without the prior written consent of the other party. Any assignment or delegation made without such consent will be void. Notwithstanding the foregoing, Buyer shall be entitled to (a) assign its rights under this Agreement to any one of its Affiliates, and (b) assign any or all of its rights and obligations under this Agreement (in whole or in part) as collateral security in a financing transaction.

(h)           Governing Law. This Agreement and any claims or causes of action pursuant to it will be governed by and construed in accordance with the laws of the State of Delaware, without regard for its principles of conflict of laws.

(i)            Specific Performance. Each party acknowledges and agrees that the other party would be irreparably damaged if the provisions of this Agreement are not performed in accordance with their terms and that any breach of this Agreement and the non-consummation of the transactions contemplated hereby by either party could not be adequately compensated in all cases by monetary damages alone. Accordingly, in addition to any remedy to which such other party may be entitled under Section 8(j), provisional measures and injunctive relief necessary to protect the possibility of each party to seek specific performance from the other from the tribunal referred to in Section 8(j) can be sought from any court of competent jurisdiction. Each of the parties hereto (i) agrees that it shall not oppose the granting of any such relief and (ii) hereby irrevocably waives any requirement for the security or posting of any bond in connection with any such relief (it is understood that clause (i) of this sentence is not intended to, and shall not, preclude any party hereto from litigating on the merits the substantive claim to which such remedy relates).

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(j)            Submission to Jurisdiction. Each of the parties hereto irrevocably agrees that any Proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns, shall be brought and determined exclusively in the Court of Chancery of the State of Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the federal courts sitting in the State of Delaware. Each of the parties hereto agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8(d), or in such other manner as may be permitted by applicable Legal Requirements, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder: (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 8(j); (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by the applicable Legal Requirements, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(k)           Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT or the transactions contemplated hereby. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(k).

(l)           Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition, and no waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty, covenant or agreement hereunder or affect in any way any rights arising by virtue of any such prior or subsequent occurrence. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and no waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

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(m)          Counterparts; Facsimile Signature. This Agreement may be executed in one (1) or more counterparts, by original or facsimile (or other such electronically transmitted) signature, each of which will be deemed an original, but all of which will constitute one and the same instrument. Any party executing this Agreement by facsimile (or other such electronically transmitted) signature shall, upon request from another party hereto, promptly deliver to the requesting party an original counterpart of such signature.

(n)           Rights Cumulative. All rights and remedies of each of the parties under this Agreement will be cumulative, and the exercise of one or more rights or remedies will not preclude the exercise of any other right or remedy available under this Agreement or applicable Legal Requirements.

(o)           Interpretation. (a) The words “hereof”, “herein”, and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (b) the words “date hereof,” when used in this Agreement, shall refer to the date set forth in the Preamble; (c) the terms defined in the singular have a comparable meaning when used in the plural, and vice versa; (d) the terms defined in the present tense have a comparable meaning when used in the past tense, and vice versa; (e) any references herein to a specific Section or Article shall refer, respectively, to Sections or Articles of this Agreement; (f) wherever the word “include”, “includes”, or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”; (g) references herein to any gender includes each other gender; (h) the word “or” shall not be exclusive; (i) the headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof; (j) any references herein to any Governmental Authority shall be deemed to also be a reference to any successor Governmental Authority thereto; and (k) the parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event that an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(p)           Survival. This Section 8 shall survive any termination of this Agreement.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

/s/ Lucy Lu

Lucy Lu, M.D.
Date:

InvaGen Pharmaceuticals Inc.

By:	/s/ Deepak Agarwal
	Name:	Deepak Agarwal
	Title:	CFO
Date:

[Signature Page to Lu Restrictive Covenant Agreement]

Schedule 1

Tim Hillman (CMC and Program Management), Ali Kandil (Supply Chain Management), Mark Harnett (Biostatistician and Medical Writing), Scott Reines (Medical Consultant), Bonnie Goldmann (Regulatory Consultant).